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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




               Date of Report (Date of earliest event reported)
                                  May 1, 1997




                            FORT BEND HOLDING CORP.
________________________________________________________________________________
            (Exact name of Registrant as specified in its Charter)


   DELAWARE                       0-21328                      76-0391720
________________________________________________________________________________
(State or other             (Commission File No.)             (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                   Number)


    3400 AVENUE H, ROSENBERG, TEXAS                             77471-3808
________________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code: (281) 342-5571
________________________________________________________________________________


________________________________________________________________________________
         (Former name or former address, if changed since last report)

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Item 5.   Other Events

     On May 1, 1997, the Registrant issued the earnings release attached as
Exhibit 99 announcing the declaration of a cash dividend and earnings for the fourth quarter fiscal 1997 ended April 30, 1997.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.



Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.


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          EXHIBIT
          NUMBER                            DESCRIPTION

            99           Fourth quarter Fiscal 1997 earnings release, dated
                                            May 1, 1997


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FORT BEND HOLDING CORP.


                                                 /s/ LANE WARD
Date:  May 5, 1997                          By:  ________________________
                                                 Lane Ward
                                                 Vice Chairman, President
                                                 and Chief Executive Officer


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